Exhibit 8(w)

Appendix A

Fees

Funds of each Trust with Class, if applicable		Administration Fee (as % of net assets)[1]
Trust and Fund	Class	Total
BlackRock FundsSM
BlackRock SMID-Cap Growth Equity Fund	Institutional Shares	0.15
	Investor A Shares	0.15
	Class K Shares	0.05
iShares Enhanced Roll Yield Index Fund	N/A	0.15
iShares FTSE NAREIT All Equity REIT Index Fund	N/A	0.06
iShares U.S. Intermediate Credit Bond Index Fund	N/A	0.06
iShares U.S. Intermediate Government Bond Index Fund	N/A	0.05
iShares U.S. Long Credit Bond Index Fund	N/A	0.06
iShares U.S. Long Government Bond Index Fund	N/A	0.05
iShares U.S. Securitized Bond Index Fund	N/A	0.06
BlackRock Funds III
BlackRock Cash Funds: Institutional	Institutional	0.05
	Capital	0.07
	Premium	0.10
	Select	0.15
	Trust	0.38
	SL Agency	0.02
BlackRock Cash Funds: Treasury	SL Agency	0.02

[1]

Expenses attributable to one or more, but not all, of the Funds or share classes (such as shareholder servicing expenses) shall be charged against the assets of the relevant Funds or share classes. Because of the differences in the expenses attributable to one or more, but not all, of the share classes of a particular Fund, a Fund may have different administration fees for different share classes.

Funds of each Trust with Class, if applicable		Administration Fee (as % of net assets)
Trust and Fund	Class	Total
BlackRock Diversified Equity Fund	Institutional Shares	0.25
BlackRock Diversified Fixed Income Fund	Institutional Shares	0.20
	Class K Shares	0.10
BlackRock LifePath® Dynamic Retirement Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2030 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2035 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2040 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2045 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2050 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04

Funds of each Trust with Class, if applicable		Administration Fee (as % of net assets)
Trust and Fund	Class	Total
BlackRock LifePath® Dynamic 2055 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2060 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2065 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® Dynamic 2070 Fund	Institutional Shares	0.29
	Investor A Shares	0.29
	Investor C Shares	0.29
	Class R Shares	0.24
	Class K Shares	0.04
BlackRock LifePath® ESG Index Retirement Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2030 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2035 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2040 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15

Funds of each Trust with Class, if applicable		Administration Fee (as % of net assets)
Trust and Fund	Class	Total
BlackRock LifePath® ESG Index 2045 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2050 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2055 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2060 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2065 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® ESG Index 2070 Fund	Institutional Shares	0.20
	Investor A Shares	0.20
	Class K Shares	0.15
BlackRock LifePath® Index Retirement Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09
BlackRock LifePath® Index 2030 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09

Funds of each Trust with Class, if applicable		Administration Fee (as % of net assets)
Trust and Fund	Class	Total
BlackRock LifePath® Index 2035 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09
BlackRock LifePath® Index 2040 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Investor P Shares	0.09
BlackRock LifePath® Index 2045 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09
BlackRock LifePath® Index 2050 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09
BlackRock LifePath® Index 2055 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09
BlackRock LifePath® Index 2060 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09
BlackRock LifePath® Index 2065 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09
BlackRock LifePath® Index 2070 Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Class K Shares	0.04
	Investor P Shares	0.09

Funds of each Trust with Class, if applicable		Administration Fee (as % of net assets)
Trust and Fund	Class	Total
iShares S&P 500 Index Fund	Institutional Shares	0.09
	Investor A Shares	0.09
	Investor P Shares	0.09
	Class K Shares	0.02
	Service Shares	0.06
	Class G Shares	0.0025
iShares U.S. Aggregate Bond Index Fund	Institutional Shares	0.06
	Investor A Shares	0.06
	Investor P Shares	0.06
	Class K Shares	0.01

Dated: May 27, 2020

Amended: September 18, 2023

Amended: September 18, 2024

Amended: October 3, 2024